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                                                                Exhibit 23

                           CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
UNC Incorporated:


We consent to the use of our report incorporated herein by reference. Our report refers to a change in the method of accounting for income taxes.




                                              KPMG Peat Marwick LLP

Washington, DC
August 22, 1994